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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 30, 1998


                  NovaStar Home Equity Loan Trust Series 1997-2
           (Issuer in respect of the NovaStar Home Equity Loan Asset-
                           Backed Bonds Series 1997-2)
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             (Exact name of registrant as specified in its charter)


           Delaware                     333-24327                52-6882502
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


      c/o First Union National Bank,
230 S. Tryon Street, 9th Floor, Charlotte, NC            28288-1179
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  (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (704) 383-9568


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         (Former name or former address, if changed since last report.)


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Item 5. The Registrant, NovaStar Home Equity Loan Trust Series 1997-2, was
formed pursuant to that certain Amended and Restated Trust Agreement dated as of November 1, 1997, by and between Merrill Lynch Mortgage Investors, Inc. and Wilmington Trust Company, as Owner Trustee. The Registrant is the issuer of the NovaStar Home Equity Loan Asset-Backed Bonds Series 1997-2 (the "Bonds"), issued under an Indenture dated as of November 1, 1997 by and between the Registrant and First Union National Bank, as Indenture Trustee.

        A copy of the Annual Accountant's Report with respect to the servicing of the Mortgage Loans by the Servicer pursuant to the Servicing Agreement is attached hereto as Exhibit 99.1

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a)
of Regulation S-K
Exhibit Number.
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     99.1       Annual Accountant's Report with respect to the servicing of the
                Mortgage Loans by the Servicer pursuant to the Servicing Agreement.


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                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of NovaStar Home Equity Loan Trust Series 1997-2 by the undersigned thereunto duly authorized.



Dated: May 6, 1998

                                First Union National Bank, as Indenture Trustee and on behalf of NovaStar Home Equity Loan Trust Series 1997-2

                                BY: /s/ Robert Ashbaugh
                                    -------------------------------
                                    Vice President



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                                  EXHIBIT INDEX




        99.1 Annual Accountant's Report with respect to the servicing of the Mortgage Loans by the Servicer pursuant to the Servicing Agreement.



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